UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2021

BlackLine, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor

Woodland Hills, CA 91367

(Address of principal executive offices, including zip code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BL	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2021, the Compensation Committee of the Board of Directors of BlackLine, Inc. (“BlackLine” or the “Company”), conducted a periodic review of the severance and change in control protections provided to the Company’s officers. Based such review, conducted with the Committee’s independent compensation consultant, the Compensation Committee made certain modifications to such protections to align them with protections provided at compensation peer companies with the modifications detailed below.

For our Chief Executive Officer, Marc Huffman, if his employment is terminated other than for “cause,” death or “disability” or if he resigns for “good reason” in connection with a change in control, his cash severance will increase from 50% of his base salary to 150% of his base salary and his benefits continuation protection will increase from 6 months to 18 months. In addition, the change in control protection period for Mr. Huffman was extended to include a three month period prior to the change in control. If his employment is terminated other than for “cause,” death or “disability” outside of the change in control period, his cash severance will increase from 50% of his base salary to 100% of his base salary and his benefits continuation protection period will increase from 6 months to 12 months. No changes were made to provide increased equity acceleration.

For the Company’s other named executive officers, if employment is terminated other than for “cause,” death or “disability” or if such named executive officer resigns for “good reason” in connection with a change in control, their cash severance will increase from 50% of their base salary to 100% of their base salary and their benefits continuation protection will increase from 6 months to 12 months. No changes were made to their benefits outside of the change in control period and no changes were made to provide increased equity acceleration.

All benefits described, including defined terms used, are subject to the terms of the Company’s Change in Control and Severance Policy, filed as Exhibit 10.10 to the Company’s Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackLine, Inc.

By:	/s/ Karole Morgan-Prager
Name:	Karole Morgan-Prager
Title:	Chief Legal and Administrative Officer

Date: May 19, 2021